UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2025

Carmell Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40228	86-1645738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 894-8248

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CTCX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CTCXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Kendra Bracken-Ferguson as Chief Executive Officer

On January 20, 2025, the Company and Kendra Bracken-Ferguson mutually agreed that Ms. Bracken-Ferguson would no longer serve as the Chief Executive Officer of the Company effective as of January 20, 2025.

In connection with Ms. Bracken-Ferguson’s separation from the Company, she and the Company entered into a separation and release of claims agreement, dated January 24, 2025 (the “Separation Agreement”), pursuant to which Ms. Bracken-Ferguson will receive cash payments in the aggregate amount of $150,000 to be paid in equal installments over six months. The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Appointment of Rajiv Shukla as Chief Executive Officer

Effective as of January 24, 2025, the Company’s Board of Directors appointed Rajiv Shukla, the Company’s current Executive Chairman, as the Chief Executive Officer of the Company. Mr. Shukla will continue to serve in his role as Executive Chairman.

Rajiv Shukla, age 50, has served as the Company’s Chairman since inception and first served as its Chief Executive Officer until Ms. Bracken-Ferguson’s appointment in July 2024. Additional biographical information regarding Mr. Shukla can be found under “Proposal 1: Election of Directors — Continuing Directors” of the Company’s definitive proxy statement filed with the SEC on June 14, 2024, which is incorporated herein by reference.

There is no arrangement or understanding between Mr. Shukla and any other person pursuant to which Mr. Shukla was appointed as the Chief Executive Officer. There are no family relationships between Mr. Shukla and any director or executive officer of the Company, and Mr. Shukla is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Separation and Release of Claims Agreement, dated January 24, 2025, by and between Carmell Corporation and Kendra Bracken-Ferguson
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 24, 2025	By:	/s/ Byran J. Cassaday
Bryan J. Cassaday Chief Financial Officer